UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 30, 2009

Bancinsurance Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-8738	31-0790882
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 East Broad Street, 7th Floor, Columbus, Ohio		43215
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-220-5200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On November 30, 2009, the Audit Committee of the Board of Directors (the "Audit Committee") of Bancinsurance Corporation (the "Company") dismissed Daszkal Bolton LLP ("Daszkal") as the Company’s independent registered public accounting firm.

The reports of Daszkal on the Company’s consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period ending on November 30, 2009, (i) there were no disagreements between the Company and Daszkal on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Daszkal, would have caused Daszkal to make reference to the subject matter of such disagreement(s) in connection with its reports on the Company’s consolidated financial statements for such periods, and (ii) there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Daszkal with a copy of this Report prior to its filing with the Securities and Exchange Commission (the "SEC") and requested Daszkal to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in this Report in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of Daszkal’s letter to the SEC, dated as of December 1, 2009, is attached hereto as Exhibit 16.1.

(b) On December 2, 2009, the Audit Committee engaged Skoda, Minotti & Co. ("Skoda") as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

During the Company’s two most recent fiscal years and the subsequent interim period ending December 2, 2009, neither the Company, nor anyone acting on its behalf, consulted with Skoda regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided by Skoda to the Company that Skoda concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K).

Skoda currently serves as Ohio Indemnity Company’s (the Company’s wholly-owned insurance company subsidiary) independent statutory auditor and has audited the statutory financial statements of Ohio Indemnity Company for each of the years ended December 31, 2003 through 2008 which are filed with the National Association of Insurance Commissioners, A.M. Best Company and all 49 states where Ohio Indemnity Company is licensed to conduct business.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

16.1 Letter from Daszkal Bolton LLP, dated December 1, 2009, to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bancinsurance Corporation

December 4, 2009	By:	/s/ Matthew C. Nolan

Name: Matthew C. Nolan
Title: Vice President, Chief Financial Officer, Treasurer and Secretary

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Daszkal Bolton LLP, dated December 1, 2009, to the Securities and Exchange Commission.